UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 21, 2021
Date of Report (date of earliest event reported)

PLAYSTUDIOS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39652	98-1606155
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10150 Covington Cross Drive, Las Vegas, Nevada		89144
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (725) 877-7000

Acies Acquisition Corp.
1219 Morningside Drive, Suite 110, Manhattan Beach, CA 90266
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MYPS	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	MYPSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
On June 21, 2021 (the “Closing Date”), Acies Acquisition Corp., a Cayman Islands exempted company (prior to the Closing Date, “Acies”) consummated the previously announced business combination (“Business Combination”) with PlayStudios, Inc., a Delaware corporation (“Old PLAYSTUDIOS”) pursuant to the Agreement and Plan of Merger, dated as of February 1, 2021 (the “Merger Agreement”), by and among Acies, Catalyst Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Acies (“First Merger Sub”), Catalyst Merger Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Acies (“Second Merger Sub”), and Old PLAYSTUDIOS. In connection with the closing of the Business Combination, the registrant changed its name from Acies to PLAYSTUDIOS, Inc. (“New PLAYSTUDIOS”). New PLAYSTUDIOS will continue the existing business operations of Old PLAYSTUDIOS as a publicly traded company.
As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms the “Registrant,” “Company,” “New PLAYSTUDIOS,” “we,” “us,” and “our” refer to PLAYSTUDIOS, Inc., and its subsidiaries at and after the Closing Date and giving effect to the consummation of the Business Combination (the “Closing”) and the term “Old PLAYSTUDIOS” refers to PlayStudios, Inc., and its subsidiaries prior to the Closing Date and without giving effect to the Closing.
Item 1.01. Entry into a Material Definitive Agreement.
Registration Rights Agreement
On June 21, 2021, in connection with the completion of the Business Combination and as contemplated by the Merger Agreement, the Company, certain stockholders of Old PLAYSTUDIOS and Acies Acquisition LLC (the “Sponsor”) entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the final prospectus and definitive proxy statement (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “Commission”) on May 25, 2021 beginning on page 112 under the heading “Business Combination Proposal — Related Agreements —Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Indemnification Agreement
On June 22, 2021, the Board of Directors of New PLAYSTUDIOS approved a form of indemnification agreement, and it is expected that each of the New PLAYSTUDIOS’ directors and executive officers will enter into such indemnification agreement. The form of indemnification agreement provides for indemnification and advancements by New PLAYSTUDIOS of certain expenses and costs relating to claims, suits or proceedings arising from service to New PLAYSTUDIOS or, at the Company’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.
The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreement, the form of which is included as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.
Credit Agreement
On June 24, 2021, in connection with the Closing, Old PLAYSTUDIOS terminated and replaced its then existing revolving credit facility with Silicon Valley Bank (the “SVB Revolver”). New PLAYSTUDIOS, a subsidiary of New PLAYSTUDIOS, JPMorgan Chase Bank, N.A., as administrative agent and JPMorgan Chase Bank, N.A., Silicon Valley Bank and Wells Fargo Securities, LLC, as joint bookrunners and joint lead arrangers entered into a credit agreement (the “Credit Agreement”) which provides for a five year revolving credit facility in an aggregate principal amount of $75 million. Borrowings under the Credit Agreement may be borrowed, repaid and re-borrowed by the Company, and are available for working capital, general corporate purposes and permitted acquisitions. Commitment fees and interest rates are determined on the basis of either a Eurodollar rate or an Alternate Base Rate plus an applicable margin. The applicable margins are initially 2.50%, in the case of Eurodollar loans, and 1.50%, in the case of Alternate Base Rate loans. The applicable margin is subject to adjustment based upon the Company's Total Net Leverage Ratio (as defined in the Credit Agreement). Eurodollar rates and the Alternate Base Rate are subject to floors of 0.00% and 1.00%, respectively. The Credit Agreement contains various affirmative and negative financial and operational covenants applicable to the Company and its subsidiaries. The Company is also obligated to comply with two financial maintenance covenants as of the end of each fiscal quarter, commencing with the quarter ending September 30, 2021: (i) the Company must maintain a Total Net Leverage Ratio not to exceed 3.50:1.00 (subject to increase to 4.00:1.00 following consummation of certain material acquisitions) and (ii) the Company must maintain a Fixed Charge Coverage Ratio of not less than 1.25:1.00.
The obligations of the Company and its subsidiary under the Credit Agreement are secured by liens on substantially all assets of the Company and its subsidiary. See “Pledge and Security Agreement” below.
The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Credit Agreement, which is included as Exhibit 10.18 and is incorporated herein by reference.

Pledge and Security Agreement
On June 24, 2021, in connection with the Credit Agreement, New PLAYSTUDIOS and a subsidiary of New PLAYSTUDIOS entered into a Pledge and Security Agreement with JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the lenders party to the Credit Agreement (the “Security Agreement”). The Company and its subsidiary have granted a security interest, pursuant to the Security Agreement, in substantially all assets of the Company and its subsidiary for the benefit of the lenders to secure the Company and its subsidiary’s obligations under the Credit Agreement.
The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Security Agreement, which is included as Exhibit 10.19 and is incorporated herein by reference.
Item 2.01. Completion of Acquisition of Disposition of Assets.
An extraordinary general meeting of Acies shareholders was held on June 17, 2021 (the “Extraordinary General Meeting”), where the Acies shareholders considered and approved, among other matters, a proposal to adopt the Merger Agreement.
In connection with the closing of the Business Combination and as described under the heading “Domestication Proposal” in the Proxy Statement/Prospectus, Acies filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation (the “Certificate of Incorporation”) and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which Acies was domesticated and continues as a Delaware corporation, changing its name to PLAYSTUDIOS, Inc. (the “Domestication”). New PLAYSTUDIOS will continue the existing business operations of Old PLAYSTUDIOS as a publicly traded company.
As a result of and upon the effective time of the Domestication, among other things, (1) each of the then-issued and outstanding Class A ordinary shares, par value $0.0001 per share, of Acies (the “Acies Class A ordinary shares”), automatically converted, on a one-for-one basis, into a share of New PLAYSTUDIOS Class A Common Stock, par value $0.0001 per share, of New PLAYSTUDIOS (the “New PLAYSTUDIOS Class A Common Stock”); (2) each then-issued and outstanding redeemable warrant of Acies automatically converted into a redeemable warrant to acquire one share of New PLAYSTUDIOS Class A Common Stock (the “New PLAYSTUDIOS Warrants”); and (3) each of the then-issued and outstanding units of Acies that had not been previously separated into the underlying Acies Class A ordinary shares and underlying Acies warrants upon the request of the holder thereof were cancelled and entitled the holder thereof to one share of New PLAYSTUDIOS Class A Common Stock and one-third of one New PLAYSTUDIOS Warrant. No fractional shares will be issued upon exercise of the New PLAYSTUDIOS Warrants.
Following the Domestication, the following transactions (the “Transactions”) occurred:
•First Merger Sub merged with and into Old PLAYSTUDIOS, with Old PLAYSTUDIOS surviving as a wholly owned subsidiary of Acies (the “First Merger”);
•immediately following the First Merger, and as part of an integrated transaction with the First Merger, Old PLAYSTUDIOS merged with and into Second Merger Sub, with Second Merger Sub surviving as a wholly owned subsidiary of Acies (the “Second Merger” and, together with the First Merger, the “Mergers”);
•as a result of the Mergers, among other things, each outstanding share of common stock of Old PLAYSTUDIOS (“PlayStudios Common Stock”) and each outstanding share of preferred stock of Old PLAYSTUDIOS (“PlayStudios Preferred Stock”) as of the effective time of the First Merger (the “Effective Time”) were cancelled in exchange for the following:
◦if the holder of such share made an election to receive cash (“Cash Electing Share”), an amount of cash, without interest, equal to the quotient of $1,041,000,000 divided by the sum of, as of immediately prior to the Effective Time, (x) the number of issued and outstanding shares of PlayStudios Common Stock (including, without duplication, the number of issued and outstanding shares of PlayStudios Preferred Stock on an as-converted basis); (y) the number of shares of PlayStudios Common Stock issued or issuable upon the exercise of all outstanding, vested and unexercised options to purchase shares of PlayStudios Common Stock; and (z) the shares of PlayStudios Common Stock underlying any issued and outstanding warrants of PlayStudios, in the case of (y) and (z) as determined on a net exercise basis (the “Per Share Merger Consideration Value”); provided, however, that (1) the aggregate amount of Cash Electing Shares available to each holder shall not exceed 15% of the shares of PlayStudios capital stock held by such holder; and (2) if the sum of the aggregate number of Dissenting Shares (as defined in the Merger Agreement) and the aggregate number of Cash Electing Shares multiplied by (y) the Per Share Merger Consideration Value (such product, the “Aggregate Cash Election Amount”), exceeds the Available Cash Consideration (as defined in the Merger Agreement, such Available Cash Consideration not to exceed $150,000,000), then each Cash Electing Share shall be converted into the right to receive (A) an amount in cash, without interest, equal to the product of (1) the Per Share Merger Consideration Value and (2) a fraction, the numerator of which shall be the Available Cash Consideration and the denominator of which shall be the

Aggregate Cash Election Amount (such fraction, the “Cash Fraction”) and (B) an amount of the stock consideration described in clause (b), below, multiplied by one minus the Cash Fraction;
◦if the holder of such share does not make a cash election, a number of validly issued, fully paid and nonassessable shares of New PLAYSTUDIOS Class A Common Stock equal to the quotient obtained by dividing (A) the Per Share Merger Consideration Value by (B) $10.00, except that if any such shares are owned by Andrew S. Pascal (the “Founder”), or any member of the Pascal Family Trust and their respective affiliates (collectively, the “Founder Group”), such share will instead receive a number of validly issued, fully paid and nonassessable shares of New PLAYSTUDIOS Class B Common Stock par value $0.0001 per share (the “New PLAYSTUDIOS Class B Common Stock”, and together with the New PLAYSTUDIOS Class A Common Stock, the “New PLAYSTUDIOS Common Stock”), equal to the quotient obtained by dividing (A) the Per Share Merger Consideration Value by (B) $10.00. The shares of New PLAYSTUDIOS Class B Common Stock will have the same economic terms as the shares of New PLAYSTUDIOS Class A Common Stock, but the shares of New PLAYSTUDIOS Class A Common Stock will be entitled to one vote per share, and the shares of New PLAYSTUDIOS Class B Common Stock will be entitled to 20 votes per share. Any shares of New PLAYSTUDIOS Class B Common Stock that are transferred outside the Founder Group (except for certain permitted transfers) will automatically convert into shares of New PLAYSTUDIOS Class A Common Stock. In addition, the outstanding shares of New PLAYSTUDIOS Class B Common Stock will be subject to a “sunset” provision by which all outstanding shares of New PLAYSTUDIOS Class B Common Stock will automatically convert into shares of New PLAYSTUDIOS Class A Common Stock (i) if holders representing a majority of the New PLAYSTUDIOS Class B Common Stock vote to convert the New PLAYSTUDIOS Class B Common Stock into New PLAYSTUDIOS Class A Common Stock, (ii) if the Founder Group and its permitted transferees collectively no longer beneficially own at least 20% of the number of shares of New PLAYSTUDIOS Class B Common Stock collectively held by the Founder Group as of the Effective Time, or (iii) on the nine-month anniversary of the Founder’s death or disability, unless such date is extended by a majority of independent directors;
•as a result of the Mergers, each outstanding share of PlayStudios Common Stock and PlayStudios Preferred Stock issued and outstanding immediately prior to the Effective Time as well as any outstanding unexercised vested options to purchase shares of PlayStudios Common Stock received the contingent right to receive the applicable Earnout Pro Rata Portion (as defined in the Merger Agreement) of an aggregate of 15,000,000 additional shares of New PLAYSTUDIOS Class A Common Stock (the “Earnout Shares”), which right shall be contingent upon certain price milestones that are more fully set out in the Merger Agreement; and
•as a result of the Mergers, each outstanding and unexercised option to purchase PlayStudios Common Stock, whether or not vested or exercisable, converted into an option to purchase a share of New PLAYSTUDIOS Class A Common Stock, except for any such option that is held by any member of the Founder Group, which will be converted into an option to purchase a share of New PLAYSTUDIOS Class B Common Stock.
The material terms and conditions of the Merger Agreement and related agreements are described under the heading “Business Combination Proposal” in the Proxy Statement/Prospectus, which description is incorporated herein by reference.
At the Extraordinary General Meeting, holders of 11,333,489 Class A ordinary shares of Acies sold in Acies’ initial public offering (the “public shares”) exercised their rights to redeem those shares for cash at a redemption price of approximately $10.00 per share, or an aggregate of approximately $113.4 million.
The holders of PlayStudios Common Stock and PlayStudios Preferred Stock were issued 70,707,791 shares of New PLAYSTUDIOS Class A Common Stock and 16,130,300 shares of New PLAYSTUDIOS Class B Common Stock at the Closing. Pursuant to the Merger Agreement, such stockholders also have the right to receive up to an additional 15,000,000 shares of New PLAYSTUDIOS Common Stock in the aggregate, payable in two equal tranches if the closing price of the New PLAYSTUDIOS Class A Common Stock exceeds $12.50 and $15.00 per share, respectively, for any 20 trading days within any 30-trading day period commencing on or after the 150th day following the Closing and ending no later than the five-year anniversary of the Closing (the earnout consideration will also vest based on the price targets in connection with a sale of New PLAYSTUDIOS).
10,191,511 outstanding Acies Class B ordinary shares were converted on a one-to-one basis into shares of New PLAYSTUDIOS Class A Common Stock. The outstanding warrants of Acies (other than those warrants held by Sponsor and forfeited for no consideration in connection with the Closing) converted into New PLAYSTUDIOS Warrants and automatically entitled the holders thereof to purchase shares of New PLAYSTUDIOS Class A Common Stock upon consummation of the Transactions.
Immediately after giving effect to the Transactions (including as a result of the conversions and redemptions described above), there were 109,623,364 shares of New PLAYSTUDIOS Class A Common Stock, 16,130,300 shares of New PLAYSTUDIOS Class B Common Stock, and 10,996,634 New PLAYSTUDIOS Warrants issued and outstanding. Upon the Closing, Acies’ ordinary shares, warrants and units ceased trading, and shares of New PLAYSTUDIOS Class A Common Stock and New PLAYSTUDIOS Warrants began trading on The Nasdaq Global Market under the symbols “MYPS,” and “MYPSW,” respectively. As of the Closing, Old

PLAYSTUDIOS’ stockholders owned approximately 69.0% of the outstanding shares of New PLAYSTUDIOS Common Stock and approximately 91.1% of the total voting power of New PLAYSTUDIOS Common Stock, and the former public shareholders of Acies (excluding the investors in the PIPE Placement (as defined below)) owned approximately 8.1% of the outstanding shares of New PLAYSTUDIOS Common Stock and approximately 2.4% of the total voting power of New PLAYSTUDIOS Common Stock.
As noted above, the redemption price of approximately $10.00 per share for holders of public shares of Acies electing redemption was paid out of Acies’ trust account, which had a balance immediately prior to the Closing of approximately $215.3 million. Following the payment of redemptions and after giving effect to the $250.0 million PIPE financing described below, Acies had approximately $351.9 million of available cash for disbursement in connection with the Transactions. Of these funds, approximately $149.7 million was used to pay certain transaction expenses (including cash to certain stockholders of Old PLAYSTUDIOS that made a valid cash election, as described above) and $20.0 million was used to terminate the profit share provision of an agreement with MGM Resorts International. Approximately $182.2 million became available to New PLAYSTUDIOS upon the consummation of the Business Combination.
PLAYSTUDIOS, Inc. 2021 Equity Incentive Plan
At the Extraordinary General Meeting, the shareholders of Acies adopted and approved the New PLAYSTUDIOS, Inc. 2021 Equity Incentive Plan (the “Incentive Plan”). Acies’ board of directors previously approved the Incentive Plan and the material terms thereunder, subject to shareholder approval at the Extraordinary General Meeting. The Incentive Plan became effective as of the date it was adopted by Acies’ board of directors, subject to approval from the Acies shareholders.
The purpose of the Incentive Plan is to motivate and reward employees and other individuals to perform at the highest level and contribute significantly to New PLAYSTUDIOS’ success, thereby furthering the best interests of New PLAYSTUDIOS’ stockholders. Awards under the Incentive Plan may include one or more of the following types: (i) stock options (both nonqualified and incentive stock options), (ii) stock appreciation rights, or SARs, (iii) restricted stock awards, (iv) restricted stock unit awards, or RSUs, (v) performance awards, (vi) other cash-based awards and (vii) other stock-based awards. Such awards may be for partial-year, annual or multi-year periods. The material features of the Incentive Plan are described in the Proxy Statement/Prospectus beginning on page 161 under the heading “Incentive Plan Proposal,” and such description is incorporated herein by reference.
The Incentive Plan permits the Company to deliver up to 16,839,129 shares of New PLAYSTUDIOS Class A Common Stock pursuant to awards issued under the Incentive Plan. The number of shares of New PLAYSTUDIOS Class A Common Stock reserved for issuance under the Incentive Plan will automatically increase on the first day of each fiscal year, beginning in 2022, by the lesser of (i) 5% of the total number of outstanding shares of New PLAYSTUDIOS Common Stock on the last business day of the preceding fiscal year and (ii) such smaller number of shares as determined by the New PLAYSTUDIOS board of directors.
This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Incentive Plan, which is included as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.
PLAYSTUDIOS, Inc. 2021 Employee Stock Purchase Plan
At the Extraordinary General Meeting, the shareholders of Acies adopted and approved the New PLAYSTUDIOS, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). Acies’ board of directors previously approved the ESPP and the material terms thereunder, subject to shareholder approval at the Extraordinary General Meeting. The ESPP became effective as of the date it was adopted by Acies’ board of directors, subject to approval from the Acies shareholders.
The purpose of the ESPP is to a provide employees with an opportunity to acquire a proprietary interest in New PLAYSTUDIOS through the purchase of New PLAYSTUDIOS Class A Common Stock. The material features of the ESPP are described in the Proxy Statement/Prospectus beginning on page 167 under the heading “ESPP Proposal,” and such description is incorporated herein by reference.
The ESPP permits the Company to deliver up 3,367,826 shares of New PLAYSTUDIOS Class A Common Stock pursuant to awards issued under the ESPP. The number of shares of New PLAYSTUDIOS Class A Common Stock reserved for issuance under the ESPP will automatically increase on the first day of each fiscal year, beginning in 2022, by the lesser of (i) 1% of the total number of shares of New PLAYSTUDIOS Common Stock outstanding on the last business day of the preceding fiscal year and (ii) such smaller number of shares as determined by the New PLAYSTUDIOS board of directors.
This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the ESPP, which is included as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.
Indemnification Agreement
The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Indemnification Agreement” is incorporated herein by reference.

FORM 10 INFORMATION
Forward Looking Statements
This Current Report including the information incorporated herein by reference, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements about the anticipated benefits of the Business Combination described herein, and the financial condition, results of operations, earnings outlook and prospects of Acies and/or New PLAYSTUDIOS. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements are based on the current expectations of the management of New PLAYSTUDIOS as applicable and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to the following:
•the projected financial information, anticipated growth rate and market opportunity of New PLAYSTUDIOS;
•the ability to maintain the listing of New PLAYSTUDIOS Class A Common Stock or New PLAYSTUDIOS Warrants on Nasdaq following the Business Combination;
•New PLAYSTUDIOS’ ability to raise financing in the future;
•New PLAYSTUDIOS’ success in retaining or recruiting, or changes required in, its officers, key employees or directors;
•the ability to maintain the listing of the New PLAYSTUDIOS Class A Common Stock on The Nasdaq Global Market following the Business Combination;
•New PLAYSTUDIOS’ warrants are accounted for as liabilities and changes in the value of such warrants could have a material effect on New PLAYSTUDIOS’ financial results;
•New PLAYSTUDIOS identified a material weakness in its internal control over financial reporting, which could adversely affect its ability to report its results of operations and financial condition accurately and timely;
•factors relating to the business, operations and financial performance of New PLAYSTUDIOS and its subsidiaries, including:
◦changes in the competitive and regulated industries in which New PLAYSTUDIOS operates, variations in operating performance across competitors, changes in laws and regulations affecting New PLAYSTUDIOS’ business and changes in the combined capital structure;
◦the ability to implement business plans, forecasts and other expectations after the completion of the Business Combination, and identify and realize additional opportunities;
◦the impact of COVID-19 on New PLAYSTUDIOS’ business;
◦costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize any financial projections or estimated pro forma results and the related underlying assumptions, including with respect to estimated Acies shareholder redemptions; and
•other risk and uncertainties set forth in the Proxy Statement/Prospectus beginning on page 30 under the heading “Risk Factors,” which is incorporated herein by reference.
Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of New PLAYSTUDIOS prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.
All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this Current Report on Form 8-K and attributable to New PLAYSTUDIOS or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, New PLAYSTUDIOS undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

BUSINESS
The business of Acies prior to the Business Combination is described in the Proxy Statements/Prospectus under the heading “Information About Acies” and that information is incorporated herein by reference. The business of New PLAYSTUDIOS after the Business Combination is described in the Proxy Statement/Prospectus beginning on page 228 under the heading “Information About PLAYSTUDIOS” and that information is incorporated herein by reference.
RISK FACTORS
The risks associated with New PLAYSTUDIOS’ business are described in the Proxy Statement/Prospectus beginning on page 30 under the heading “Risk Factors” and that information is incorporated herein by reference.
FINANCIAL INFORMATION
Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus under the headings “Acies Acquisition Index to Financial Statements,” “PLAYSTUDIOS, Inc. Index to Financial Statements,” “Unaudited Condensed Consolidated Pro Forma Financial Information,” “Notes to Unaudited Condensed Consolidated Pro Forma Financial Information,” “Acies Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “PLAYSTUDIOS’ Management’s Discussion and Analysis of Financial Condition and Results of Operations,” beginning on pages F-2, F-49, 193, 204, 221 and 246, respectively, each of which is incorporated herein by reference.
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The disclosure contained in the Proxy Statement/Prospectus beginning on page 246 under the heading “PLAYSTUDIOS Management’s Discussion and Analysis of Financial Condition and Results of Operations” is incorporated herein by reference.
PROPERTIES
The facilities of the Company are described in the Proxy Statement/Prospectus beginning on page 245 under the heading “Information About PLAYSTUDIOS—Facilities” and that information is incorporated herein by reference.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of New PLAYSTUDIOS Common Stock as of the Closing Date by:
•each person known to be the beneficial owner of more than 5% of the outstanding shares of New PLAYSTUDIOS Class A Common Stock;
•each director and each of the Company’s named executive officers; and
•all current executive officers and directors as a group.
The information below is based on an aggregate of 109,623,364 shares of New PLAYSTUDIOS Class A Common Stock and 16,130,300 shares of New PLAYSTUDIOS Class B Common Stock issued and outstanding as of the Closing Date. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if she, he or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Voting power represents the combined voting power of shares of New PLAYSTUDIOS Class A Common Stock and New PLAYSTUDIOS Class B Common Stock owned beneficially by such person. On all matters to be voted upon, holders of shares of New PLAYSTUDIOS Class A Common Stock and New PLAYSTUDIOS Class B Common Stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of New PLAYSTUDIOS Class A Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Holders of New PLAYSTUDIOS Class B Common Stock are entitled to twenty votes per share on all matters submitted to stockholders for their vote or approval.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of New PLAYSTUDIOS Common Stock beneficially owned by them:

	Class A Common Stock		Class B Common Stock		Combined Voting Power (%)
Name and Address of Beneficial Owner(1)	Number	%	Number	%
5% Holders of New PLAYSTUDIOS:
MGM Resorts International(2)	16,647,124	15.2%	—	—%	3.9%
Activision Publishing, Inc.(3)	12,677,398	11.6%	—	—%	2.9%
Directors and Executive Officers:
Andrew Pascal	18,322,093(4)(5)	14.3%	18,322,093(5)	100.0%	77.0%
William Hornbuckle(6)	—	—%	—	—%	—%
Joe Horowitz	—	—%	—	—%	—%
Jason Krikorian	—	—%	—	—%	—%
Judy K. Mencher	567,099(7)	*	—	—%	*
James Murren	—	—%	—	—%	—%
Scott Peterson	395,105(8)	*	—	—%	*
Joel Agena	200,028(9)	*	—	—%	*
All New PLAYSTUDIOS directors and executive officers as a group (8 individuals)	19,484,325(10)	15.2%	18,322,093(5)	100.0%	77.1%
* - Less than 1.0%
(1)Unless otherwise noted, the business address of each of those listed in the table above is 10150 Covington Cross Drive, Las Vegas, NV 89144.
(2)The address of MGM Resorts International is 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109.
(3)The address of Activision Publishing, Inc. is 3100 Ocean Park Boulevard, Santa Monica, CA 90405.
(4)Consists of shares of New PLAYSTUDIOS Class B Common Stock that may be converted into shares of New PLAYSTUDIOS Class A Common Stock at any time at the election of the holder thereof.
(5)Consists of (i) 13,217,295 shares of New PLAYSTUDIOS Class B Common Stock held of record by DreamStreet Holdings, LLC, (ii) 2,913,005 share of New PLAYSTUDIOS Class B Common Stock held of record by the Pascal Family Trust and (iii) 2,191,793 shares underlying options exercisable within 60 days of the Closing Date.
(6)Does not include any shares beneficially owned by MGM Resorts International, as to which Mr. Hornbuckle disclaims beneficial ownership.
(7)Consists of shares of New PLAYSTUDIOS Class A Common Stock held of record by The Judy K. Mencher Trust 2014.
(8)Consists of (i) 300,428 shares of New PLAYSTUDIOS Class A Common Stock held of record by the Scott E Peterson Trust and (ii) 94,677 shares underlying options exercisable within 60 days of the Closing Date.
(9)Consist of 200,028 shares underlying options exercisable within 60 days of the Closing Date.
(10)Consists of (i) 16,130,300 shares of New PLAYSTUDIOS Class B Common Stock that may be converted into shares of New PLAYSTUDIOS Class A Common Stock at any time at the election of the holder thereof, (ii) 867,527 shares of New PLAYSTUDIOS Class A Common Stock and (iii) 2,486,498 shares underlying options exercisable within 60 days of the Closing Date.
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS
The disclosure contained in the Proxy Statement/Prospectus beginning on page 269 under the heading “Management of New PLAYSTUDIOS Following the Business Combination” is incorporated herein by reference.
EXECUTIVE COMPENSATION
The disclosure contained in the Proxy Statement/Prospectus beginning on page 276 under the heading “Executive Compensation” is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus beginning on page 289 under the heading “Certain Relationships and Related Person Transactions” and that information is incorporated herein by reference.
LEGAL PROCEEDINGS
The disclosure regarding legal proceedings contained in the Proxy Statement/Prospectus beginning on page 245 under the heading “Information About PLAYSTUDIOS—Legal Proceedings” is incorporated herein by reference.
MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS
Shares of New PLAYSTUDIOS Class A Common Stock began trading on The Nasdaq Global Market under the symbol “MYPS” and the New PLAYSTUDIOS Warrants began trading on The Nasdaq Global Market under the symbol “MYPSW” on June 22, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria post-business combination, in lieu of the Class A ordinary shares, units and warrants of Acies. The Company has not paid any cash dividends on shares of New PLAYSTUDIOS Common Stock to date. It is the present intention of the Company’s board of directors to retain future earnings for the development, operation and expansion of its business and the Company’s board of directors does not anticipate declaring or paying any cash dividends for the foreseeable future. The payment of dividends is within the discretion of the Company’s board of directors and will be contingent upon the Company’s future revenues and earnings, as well as its capital requirements and general financial condition.
RECENT SALES OF UNREGISTERED SECURITIES
Reference is made to the disclosure set forth under Item 3.02 of this Report concerning the issuance of shares of New PLAYSTUDIOS Common Stock in connection with the Transactions, which is incorporated herein by reference.
DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED
The disclosure contained in the Proxy Statement/Prospectus beginning on page 299 under the heading “Description of New PLAYSTUDIOS Securities” is incorporated herein by reference.
INDEMNIFICATION OF DIRECTORS AND OFFICERS
The Company has entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company or, at the Company’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.
Further information about the indemnification of the Company’s directors and executive officers is set forth in the Proxy Statement/Prospectus beginning on page 306 under the heading “Description of New PLAYSTUDIOS Securities—Limitation on Liability and Indemnification of Directors and Officers” and that information is incorporated herein by reference.
FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated by reference.
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated by reference.
FINANCIAL STATEMENTS AND EXHIBITS
The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated by reference.
Item 3.02. Unregistered Sales of Equity Securities.
PIPE Placement
In connection with the execution of the Merger Agreement, Acies entered into Subscription Agreements, each dated as of February 1, 2021, with the Subscribers (as defined in the Subscription Agreements), pursuant to which the Subscribers agreed to purchase, and Acies agreed to sell the Subscribers, an aggregate of 25,000,000 Acies Class A Ordinary Shares (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $250.0 million (the “PIPE Placement”).
The PIPE Placement closed immediately prior to the Business Combination on the Closing Date. The placement agents received customary fees in connection with such closing equal to approximately $2.7 million in the case of Citibank, NA, approximately $2.7 million in the case of J.P. Morgan Chase and approximately $0.6 million in the case of US Bank, N.A. The PIPE Shares were exchanged for shares of New PLAYSTUDIOS Class A Common Stock upon consummation of the Business Combination.
The PIPE Shares were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.
This summary is qualified in its entirety by reference to the text of the Form of Subscription Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
In connection with the Closing, Acies changed its name to PLAYSTUDIOS, Inc. and adopted the Certificate of Incorporation and the new bylaws (the “Bylaws”) for the Company effective as of the Closing Date.
Domestication
Reference is made to the information in Item 2.01 to this Current Report on Form 8-K, which in incorporated by reference.
Certificate of Incorporation
The shareholders of Acies approved the Certificate of Incorporation at the Extraordinary General Meeting, which became the effective Certificate of Incorporation of the Company upon the Closing.
The material terms of the Certificate of Incorporation and the general effect upon the rights of holders of the Company’s capital stock are contained in the Proxy Statement/Prospectus under the headings “Organizational Documents Proposals,” “Organizational Documents Proposal A—Approval of Authorization of Change to Authorized Share Capital, as Set Forth in the Proposed Organizational Documents Upon the Closing,” “Organizational Documents Proposal B—Approval Of Proposal Regarding Issuance of Preferred Stock of New PLAYSTUDIOS at the Board of Directors’ Sole Discretion, as Set Forth in the Proposed Organizational Documents,” “Organizational Documents Proposal C—Approval of Proposal Regarding the Declassification of the New PLAYSTUDIOS Board Of Directors,” “Organizational Documents Proposal D—Approval of Other Changes in Connection with Adoption of the Proposed Organizational Documents,” “Comparison of Corporate Governance and Shareholder Rights,” and “Description of New PLAYSTUDIOS Securities,” beginning on pages 143, 146, 148, 150, 152, 294 and 299, respectively, each of which is incorporated herein by reference. The descriptions incorporated by reference herein are qualified in their entirety by reference to the text of the Certificate of Incorporation, which is included as Exhibit 3.1 hereto and incorporated herein by reference.
Bylaws
Upon the Closing, the Bylaws, as approved at the Extraordinary General Meeting, became effective. The Bylaws contain, among other things, certain transfer restrictions for the holders of New PLAYSTUDIOS Common Stock obtained in the Business Combination.
The material terms of the Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the headings “Organizational Documents Proposal—Organizational Documents Proposal D—Approval of Other Changes in Connection With Adoption of the Proposed Organizational Documents,” “Comparison of Corporate Governance and Shareholder Rights,” and “Description of New PLAYSTUDIOS Securities,” beginning on pages 152, 294 and 299, respectively, each of which is incorporated herein by reference.
The descriptions incorporated by reference herein are qualified in their entirety by reference to the text of the Bylaws, which is included as Exhibit 3.2 hereto and incorporated herein by reference.
Item 4.01. Changes in Registrant’s Certifying Accountant.
On June 22, 2021, in connection with the consummation of the Business Combination, the Company’s board of directors approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, subject to satisfactory completion of their client acceptance procedures. Deloitte served as Old PLAYSTUDIOS’ independent registered public accounting firm prior to the Business Combination. Accordingly, also on June 22, 2021, the Company dismissed Marcum, LLP (“Marcum”) as the Company’s independent registered public accounting firm.
The reports of Marcum on Acies’ balance sheet as of December 31, 2020 and the related statements of operations, changes in stockholders’ equity and cash flows for the period from October 22, 2020 (inception) through December 31, 2020 and the related notes (collectively referred to as the “Acies financial statements”) did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The reports of Marcum on the Acies financial statements contained an explanatory paragraph which noted that there was substantial doubt as to Acies’ ability to continue as a going concern as Acies had a working capital deficiency, has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations.
During the period from October 22, 2020 (inception) through December 31, 2020, and the subsequent interim period through June 21, 2021, there were no (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report, or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).
During the period from October 22, 2020 (inception) through December 31, 2020, and the subsequent interim period through June 21, 2021, neither Acies nor anyone on its behalf consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Acies’ financial statements, and neither a written report nor oral advice was provided to Acies that Deloitte concluded was an important factor considered by Acies in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.
The Company has provided Marcum with a copy of the above disclosures, and Marcum has furnished the Company with a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Marcum’s letter, dated June 25, 2021, is attached as Exhibit 16.1 to this Current Report on Form 8-K.
Item 5.01. Change in Control of Registrant
Reference is made to the disclosure in the Proxy Statement/Prospectus beginning on page 91 under the heading “Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.
Immediately after giving effect to the Business Combination, there were 109,623,364 and 16,130,300 shares of New PLAYSTUDIOS Class A Common Stock and New PLAYSTUDIOS Class B Common Stock outstanding, respectively. As of such time, New PLAYSTUDIOS’ executive officers and directors and their affiliated entities held 15.2% of outstanding shares of New PLAYSTUDIOS Common Stock.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At Closing, all incumbent directors and officers of Acies, James J. Murren, Zach Leonsis, Brisa Chincero, Andrew Zobler, Sam Kennedy, Daniel Fetters, Edward King and Christopher Grove, resigned. New PLAYSTUDIOS’ current directors and officers are described in the Proxy Statement/Prospectus beginning on page 269 under the heading “Management of New PLAYSTUDIOS Following the Business Combination,” which disclosure is incorporated by reference herein.
On June 17, 2021, in connection with the Extraordinary General Meeting, Andrew Pascal, James Murren, William (Bill) J. Hornbuckle, Joe Horowitz, Jason Krikorian and Judy K. Mencher were each elected to the Board of Directors of New PLAYSTUDIOS upon the Closing.
On June 21, 2021, in connection with the Business Combination, the Company adopted the PLAYSTUDIOS, Inc. 2021 Equity Incentive Plan. The material features of the Incentive Plan are described in the Proxy Statement/Prospectus beginning on page 278 under the heading “Executive Compensation—New PLAYSTUDIOS 2021 Equity Incentive Plan,” and such description is incorporated herein by reference.
The information contained in Item 1.01 and Item 2.01 to this Current Report on Form 8-K is also incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information contained in Item 3.03 to this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.
Item 5.06. Changes in Shell Company Status
On June 21, 2021, as a result of the consummation of the Business Combination, which fulfilled the “initial business combination” requirement of Acies’ Amended and Restated Memorandum and Articles of Association, Acies ceased to be a shell company. The material terms of the Business Combination are described in the Proxy Statement/Prospectus beginning on page 91 under the heading “Business Combination Proposal,” which is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure

A copy of the press release announcing the Closing is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release announcing the Credit Agreement is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01 and Exhibits 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.
Item 8.01. Other Events
Upon the Closing, all outstanding Acies ordinary shares were converted by operation of law on a one-for-one basis into shares of New PLAYSTUDIOS Class A Common Stock. Acies’ outstanding units that have not been previously separated into the underlying Acies Class A ordinary shares and one-third of an Acies warrant were cancelled and each unitholder received one share of New PLAYSTUDIOS Class A Common Stock and one-third of a New PLAYSTUDIOS Warrant, provided that no fractional New PLAYSTUDIOS warrants were issued upon separation of the Acies units. Acies’ outstanding warrants became exercisable for shares of New PLAYSTUDIOS Class A Common Stock on the same terms as were contained in such warrants prior to the Business Combination.
In accordance with Rule 12g-3(a) under the Exchange Act, the shares of the New PLAYSTUDIOS Class A Common Stock and the New PLAYSTUDIOS Warrants are deeemed to be registered under Section 12(b) of the Exchange Act in connection with New PLAYSTUDIOS becoming the successor issuer to Acies pursuant to the Domestication. The New PLAYSTUDIOS Class A Common Stock and New PLAYSTUDIOS Warrants are listed for trading on The Nasdaq Global Market under the symbols “MYPS,” and “MYPSW,” respectively, and the CUSIP numbers relating to the New PLAYSTUDIOS Class A Common Stock and New PLAYSTUDIOS Warrants are 72815G 108 and 72815G 116, respectively.

Item 9.01. Financial Statements and Exhibits
(a)Financial Statements of Business Acquired
In accordance with Rule 12b-23 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 12b-23”), PlayStudios, Inc.’s audited consolidated balance sheets as of December 31, 2020 and 2019, the related consolidated statements of operations, members’ equity, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes are incorporated by reference.
In accordance with Rule 12b-23, PlayStudios, Inc.’s unaudited consolidated balance sheets as of March 31, 2021 and 2020, the related consolidated statements of operations, members’ equity, and cash flows for the three months ended March 31, 2021 and 2020, and the related notes are incorporated by reference.
(b)Pro Forma Financial Information
In accordance with Rule 12b-23, unaudited pro forma condensed combined financial information regarding Old PLAYSTUDIOS to reflect the consummation of the Business Combination are incorporated by reference to such unaudited pro forma condensed combined financial information appears in Exhibit 99.1.
(c)None
(d)Exhibits

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of February 1, 2021, by and among Acies Acquisition Corp., Catalyst Merger Sub I, Inc., a wholly owned subsidiary of Acies Acquisition Corp., Catalyst Merger Sub II, LLC, a wholly owned subsidiary of Acies Acquisition Corp. and PlayStudios, Inc. (incorporated by reference to Exhibit 2.1 to Acies Acquisition Corp.’s Current Report on Form 8-K filed February 2, 2021).

3.1*	Certificate of Incorporation of PLAYSTUDIOS, Inc.
3.2*	Bylaws of PLAYSTUDIOS, Inc., effective as of June 21, 2021.
4.1
Specimen Class A Common Stock Certificate of PLAYSTUDIOS, Inc. (incorporated by reference to Exhibit 4.5 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-253135) filed March 26, 2021) (“Amendment No. 1 to the S-4”.).

4.2
Warrant Agreement, dated October 22, 2020, between Acies Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to Acies Acquisition Corp.’s Current Report on Form 8-K filed October 27, 2020).

10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.1 to Acies Acquisition Corp.’s Current Report on Form 8-K filed February 2, 2021).
10.2
Sponsor Support Agreement, dated February 1, 2021, by and among Acies Acquisition LLC, Acies Acquisition Corp. and PlayStudios, Inc. (incorporated by reference to Exhibit 10.2 to Acies Acquisition Corp.’s Current Report on Form 8-K filed February 2, 2021).

10.3*	Amended and Restated Registration Rights Agreement, dated as of June 21, 2021, by and among Acies Acquisition Corp., Acies Acquisition LLC, and certain stockholders of PLAYSTUDIOS, Inc.
10.4^
PlayStudios, Inc. 2011 Omnibus Stock and Incentive Plan (as amended) (incorporated by reference to Exhibit 10.12 to Acies Acquisition Corp.’s Registration Statement on Form S-4 filed February 16, 2021).

10.5^	Form of Stock Option Award Agreement under the PlayStudios, Inc. 2011 Omnibus Stock and Incentive Plan (as amended) (incorporated by reference to Exhibit 10.13 to Amendment No. 1 to Form S-4).
10.6*^	PLAYSTUDIOS, Inc. 2021 Equity Incentive Plan.
10.7*^	PLAYSTUDIOS, Inc. 2021 Employee Stock Purchase Plan.
10.8^	Offer Letter dated December 17, 2018 from PlayStudios, Inc. to Joel Agena (incorporated by reference to Exhibit 10.16 to Amendment No. 1 to the S-4).
10.9*^	Form of Indemnification Agreement.
10.10
Marketing Agreement, dated April 13, 2011, between PlayStudios, Inc. and MGM Resorts International (the “Marketing Agreement”) (incorporated by reference to Exhibit 10.18 to Amendment No. 1 to the S-4).

10.11
Letter Agreement, dated July 13, 2011 between PlayStudios, Inc. and MGM Resorts International (incorporated by reference to Exhibit 10.19 to the Registration Statement on Form S-4 (File No. 333-253135 filed May 10, 2021 (“Amendment No. 2 to the S-4”).

10.12	Corrective Amendment to Marketing Agreement, dated July 20, 2011 between PlayStudios, Inc. and MGM Resorts International. (incorporated by reference to Exhibit 10.20 to Amendment No. 2 to the S-4).
10.13	Third Amendment to Marketing Agreement, dated June 18, 2014 between PlayStudios, Inc. and MGM Resorts International. (incorporated by reference to Exhibit 10.21 to Amendment No. 2 to the S-4).
10.14	Fourth Amendment to Marketing Agreement, dated May 1, 2015 between PlayStudios, Inc. and MGM Resorts International. (incorporated by reference to Exhibit 10.22 to Amendment No. 2 to the S-4).
10.15	Fifth Amendment to Marketing Agreement, dated January 4, 2016 between PlayStudios, Inc. and MGM Resorts International. (incorporated by reference to Exhibit 10.23 to Amendment No. 2 to the S-4).
10.16	Sixth Amendment to Marketing Agreement, dated December 4, 2019 between PlayStudios, Inc. and MGM Resorts International. (incorporated by reference to Exhibit 10.24 to Amendment No. 2 to the S-4).
10.17†	Seventh Amendment to Marketing Agreement, dated October 30, 2020 between PlayStudios, Inc. and MGM Resorts International (incorporated by reference to Exhibit 10.25 to Amendment No. 2 to the S-4).
10.18*	Credit Agreement among PLAYSTUDIOS, Inc., PLAYSTUDIOS US, LLC, JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders party thereto, dated June 24, 2021.
10.19*	Pledge and Security Agreement among PLAYSTUDIOS, Inc, PLAYSTUDIOS US, LLC and JPMorgan Chase Bank, N.A., as Administrative Agent, dated June 24, 2021.
16.1*	Letter from Marcum LLP to the Securities and Exchange Commission dated June 25, 2021.
21.1*	List of Subsidiaries.
99.1*
Unaudited Pro Forma Condensed Combined Financial Information of Acies Acquisition Corp. and PlayStudios, Inc. as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021.

99.2*	Press Release, dated June 21, 2021.
99.3*	Press Release, dated June 25, 2021.

*	Filed herewith
^	Indicates management contract or compensatory plan
†	Certain confidential portions of this exhibit were omitted by means of marking such portions with asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 25, 2021

PLAYSTUDIOS, Inc.

By:	/s/ Scott Peterson
	Name:	Scott Peterson
	Title:	Vice President, Chief Financial Officer